UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

MeridianLink, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40680	82-4844620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3560 Hyland Avenue, Suite 200
Costa Mesa, CA 92626
(Address of principal executive offices and Zip Code)
(714) 708-6950
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MLNK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 15, 2024, MeridianLink, Inc. (the “Company”) entered into a Refinancing Amendment and First Amendment to Credit Agreement (the “Amendment”), among the Company, ML California Sub, Inc, the guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as administrative agent, which amends its Credit Agreement dated as of November 10, 2021, (as amended from time to time, the “Credit Agreement”). Pursuant to the Amendment, the Company, among other things, lowered the interest rate on its term loan from Term SOFR plus 3.00% per annum to Term SOFR plus 2.75% per annum and increased the aggregate principal amount of the term loan by $50.0 million to $476.3 million.

The Credit Agreement contains customary affirmative covenants, negative covenants, and events of default, as set forth in the Credit Agreement (as amended by the Amendment), including certain financial covenants and restrictions.

The foregoing description of the material terms of the Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to such agreement, which is filed as Exhibit 10.1 with this current report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this current report on Form 8-K is incorporated by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1
Refinancing Amendment and First Amendment to Credit Agreement, dated as of May 15, 2024, by and among MeridianLink, Inc., ML California Sub, Inc, the guarantors party thereto, the lenders party thereto, and Bank of America, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIANLINK, INC.
Date: May 15, 2024
	By:	/s/ Laurence E. Katz
Laurence E. Katz
Chief Financial Officer